Orrstown Financial Services, Inc.


ORRSTOWN BANK

MISSION: *"We create value for our shareholders by providing outstanding client experiences through community engagement and local decisions from people you know and trust."*

VISION: *"We aspire to be the financial institution of choice focused on quality client service, innovative solutions and sound financial advice."*

Presentations Given During Fourth Quarter 2021

Cautionary Note Regarding Forward Looking Statements | Non-GAAP Disclosures

Cautionary Note Regarding Forward Looking Statements

- This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements reflect the current views of Orrstown Financial Services, Inc.'s (the "Company") management with respect to, among other things, future events and the Company's financial performance. These statements are often, but not always, made through the use of words or phrases such as "may," "should," "could," "predict," "potential," "believe," "will likely result," "expect," "continue," "will," "anticipate," "seek," "estimate," "intend," "plan," "project," "forecast," "goal," "target," "would" and "outlook," or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about the Company's industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company's control. Accordingly, the Company cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements and there can be no assurances that the Company will be able to continue to successfully execute on its strategic growth plan into Dauphin, Lancaster, York and Berks counties, Pennsylvania, and the greater Baltimore market in Maryland, with newer markets continuing to be receptive to our community banking model; to take advantage of market disruption; or to experience sustained growth in loans and deposits or maintain the momentum experienced to date from these actions. In addition to risks and uncertainties related to the COVID-19 pandemic (including those related to variants, such as the delta and omicron variants) and resulting governmental and societal responses, factors which could cause the actual results of the Company's operations to differ materially from expectations include, but are not limited to: ineffectiveness of the Company's strategic growth plan due to changes in current or future market conditions; the effects of competition and how it may impact our community banking model, including industry consolidation and development of competing financial products and services; the integration of the Company's strategic acquisitions; the inability to fully achieve expected savings, efficiencies or synergies from mergers and acquisitions, or taking longer than estimated for such savings, efficiencies and synergies to be realized; changes in laws and regulations; interest rate movements; changes in credit quality; inability to raise capital, if necessary, under favorable conditions; volatility in the securities markets; the demand for our products and services; deteriorating economic conditions; operational risks including, but not limited to, cybersecurity incidents, fraud, natural disasters and future pandemics; expenses associated with pending litigation and legal proceedings; the failure of the SBA to honor its guarantee of loans issued under the SBA PPP; the timing of the repayment of SBA PPP loans and the impact it has on fee recognition; our ability to convert new relationships gained through the SBA PPP efforts to full banking relationships; and other risks and uncertainties, including those set forth under the heading "Risk Factors" in the Company's 2020 Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission. The foregoing list of factors is not exhaustive.
- If one or more events related to these or other risks or uncertainties materializes, or if the Company's underlying assumptions prove to be incorrect, actual results may differ materially from what the Company anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and the Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for the Company to predict those events or how they may affect it. In addition, the Company cannot assess the impact of each factor on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this presentation are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that the Company or persons acting on the Company's behalf may issue.

Non-GAAP Disclosures

In this presentation we refer to various core earnings measures, tangible book value per share and allowance to non-SBA guaranteed loans, which are non-GAAP measures. For a reconciliation of these non-GAAP measures to GAAP results and our rationale for usage of non-GAAP measures, see the appendix in this presentation.

Trendline: Profitable and Effective Franchise Expansion



$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
TOTAL ASSETS (000'S)
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
ROAA
0.64%
0.50%
0.54%
0.75%
0.76%
1.00%
1.21%
Hamilton Bancorp, Inc.
12/31/2015
12/31/2016
12/31/2017
12/31/2018
12/31/2019
12/31/2020
YTD 2021
Total Assets
Return on Average Assets

12/31/2015

- Restored quarterly dividend
- Branch rationalization begins: two branches closed
- Opened first Lancaster County branch office

12/31/2016

Lancaster County Focus:
- Hired Market President
- Hired commercial lending team
- Opened regional Loan Production Office ("LPO")

Dauphin County Focus:
- Purchased 85,000 sq. ft. HQ to consolidate staff, improve recruiting posture, and scale for future expansion opportunities

12/31/2017

Organic expansion continues in growth markets:
- Additional branches opened in Lancaster County
- LPO's opened in Berks and York counties

12/31/2018

Acquisition of First Community Bank of Mercersburg
- Deposits: $161 million
- Assets: $184 million

12/31/2019

Acquisition of Hamilton Bancorp, Inc.
- Deposits: $404 million
- Assets: $525 million
- Entrance into Baltimore MSA, the 20th largest MSA in the U.S.
- Hired Market President
- Branch rationalization: Three branches closed;
- Added 17 commercial lenders including MD lending team

12/31/2020

- Originated 3,200 2020 vintage PPP loans totaling $467.7 million
- Branch rationalization: Five branches closed
- Eliminated 27,000 sq. ft. of excess office space

YTD 2021

- Increased dividend
- Originated 3,363 2021 vintage PPP loans totaling $231.7 million
- Efficiency ratio improves to 62.4%
- Successfully pivoted from PPP to commercial lending; annualized commercial loan growth, ex. PPP, of 24% in 2Q21 and 33% in 3Q21
- Hired four commercial lenders, Chief Operations Officer, Chief Accounting Officer, Chief Credit Officer, and General Counsel

Company Overview: Strong Geographically Diverse Markets


NEWPORT
Perry County
Dauphin County
Lebanon County
Berks County
LEBANON
WYOMISSING
HERSHEY
HARRISBURG
CAMP HILL
CARLISLE
MECHANICSBURG
SPRING RUN
Cumberland County
ORRSTOWN
SHIPPENSBURG
LITITZ
EAST EARL
MOUNT JOY
NEW HOLLAND
LANCASTER
Lancaster County
CHAMBERSBURG
YORK
Franklin County
York County
MERCERSBURG
GREENCASTLE
PENNSYLVANIA
MARYLAND
Washington County
HAGERSTOWN
Baltimore County
COCKEYSVILLE
FREDERICK
TOWSON
Baltimore City
BALTIMORE
Howard County
ELLICOTT CITY
PASADENA
Anne Arundel County

<u>Geographic Focus Driven by Relationship Banking Model</u>

- Four geographic regions: Market Presidents have full authority and autonomy (within ERM guidelines)
- Market Presidents are all seasoned best-in-class bankers
- Markets connected by significant highway infrastructure
- Focus on commercial lending and deposits
- Offer full suite of products in every market
- Growth markets in Lancaster, Capitol Region, and Greater Baltimore well positioned for significant commercial loan growth and fee income penetration

Company Overview: Product Suite Provides Expansion Opportunity

COMMERCIAL BANKING
- C&I and CRE Lending
- Treasury Management
- Small Business Lending
- SBA Lending
- Insurance (e.g. key man coverage)

INVESTMENTS & TRUST
- Wealth Management
- Retirement Planning
- Estate Planning
- Trust Services

MORTGAGE BANKING
- Fixed-rate and Adjustable Rate Mortgages
- Purchase and Refinance
- Lot and Land Loans
- Government Programs
- Construction
- Specialty Programs

PERSONAL BANKING
- Deposit Products and Services
- Mobile and Online Banking
- Digital Wallet and Debit/ATM Cards
- Health Savings Accounts
- Credit Cards
- Personal and Home Equity Loans and Lines of Credit
- Auto Loans (not indirect)

- Non-interest income amounted to 27.1% of total revenue in 3Q'21 and was aided by strong wealth management results; historical range of fee income is 25%-30% of total revenue
- Products not yet to scale in all markets. Opportunity to garner "fair share" of mortgage and investment/trust business, enhance fee income and take advantage of solid upside potential in our growth markets (Lancaster, Capitol Region, Greater Baltimore)
  - In 2021, hired 13 salespeople in growth markets
- All three of our growth markets provide superior demographics in terms of household income, home values, investable wealth, etc. compared to markets served prior to 2015
- We remain opportunistic in identifying meaningful client-facing investments to create long-term revenue growth, including team lift outs

2021 / 2022 Strategic Focus: Optimizing Results

SBA PPP portfolio provides significant earnings contribution:

- Approximately $260 million in net PPP loans at September 30, 2021
- At September 30, 2021, total of $8.6 million in net deferred fees remaining - expect majority of fees to be earned by end of 2022
- Strategy is to cross sell and retain new PPP clients while earning significant income in low-rate environment.
- Pivoted to traditional banking late in the first quarter of 2021, resulting in 24% and 33%, annualized, linked-quarter commercial loan growth in the second and third quarters, of 2021, respectively, excluding PPP

$8.6 million in fees to be earned

Cross sell new clients

Enhance Fee Income to offset net interest margin compression:

- Mortgage banking: augment team with mortgage loan officers in growth markets to capture client referrals and identify new clients
- Wealth Management: expand presence in growth markets
- Card Related Interchange: promote higher card usage among clientele
- Treasury Services: increase C&I client penetration to expand fees and grow non-interest DDA

Increase Fee income

Operational Efficiency

- Announced $4.0 million in annualized cost saving measures in the third quarter of 2020. The savings are have been reinvested in the Bank to support anticipated growth.
- Closed 11 branches: The Bank has closed 30% of its branches since the fourth quarter of 2019 and increased average deposits per branch by 92% to $97 million.
- Reduced office space: The Company has reduced its owned and leased real estate by 27% since the fourth quarter of 2019.
- Efficiency ratio of 62.4% YTD; will continue to invest for growth.

Efficiency ratio improved to 62.4%

2021 / 2022 Strategic Focus: Investments for Growth

Investments in Revenue Producing Talent:
- Committed to additional investments in client-facing bankers as we grow our relationship banking model, particularly in our growth markets

Expand Use of Technology:
- Continue to assess and adapt to changing client preferences for sales and service interactions
- Assess scalability of infrastructure with goal of improved efficiency
- Completed commercial lending process automation in 4Q'21
- Will add enhanced Treasury Management system in second half of 2022 to compete with larger banks

Balance Sheet Optimization:
- Remain cautious in the near term given continued economic uncertainty
- Protect longer term margin through continued focus on disciplined relationship C&I and CRE lending while supplementing with investments and deemphasizing wholesale funding
- Strategically deploy excess cash

Capital Strategy:
- Continued earnings momentum to further enhance capital position
- Increased common dividend in 2Q'21
- Deploying excess capital into stock buybacks, as deemed appropriate, depending on outlook for organic growth and M&A opportunities

Asset Quality:
- Proactive efforts to maintain superior asset quality with early identification and quick resolution of problem loans

Technology Transformation Underway



Frictionless Client Interaction
Knowledge is Power
Operational Excellence
Nimbleness & Scalability
Digital Transformation

Improving client interaction with **new Commercial and Small Business loan origination solution. Contactless** capability in new ATM units. Enhanced **card management** features. Improved **electronic signature** capabilities.

abrigo · Diebold Nixdorf · Adobe

Utilizing data to maximize Marketing initiatives. Enhanced **client relationship management** solution integration with core banking solutions.

360 view

Focus on operational excellence through **robotic processing automation**, and **workflow** solutions. Streamlining back office **account reconciliations**, and **construction portfolio** through new solutions.

nintex · BLACKLINE · built

Improving nimbleness and scalability through **Colocation and Cloud Strategies.**

EQUINIX · Microsoft Azure · aws

Financial Overview: Balance Sheet Mix

Deposit Mix
(September 30, 2021)



DDA, 59.2%
Jumbo CDs, 2.1%
Retail CDs, 11.0%
MMDA & Savings, 27.7%

Loan Mix
(September 30, 2021)



Residential Rental, 10.9%
Residential Mortgage, 10.8%
Consumer / HELOC, 8.9%
Construction, 4.3%
Municipal, 0.7%
Commercial, 24.6%
PPP, 13.4%
Commercial RE, 26.3%

Balance Sheet Management to Defend Net Interest Margin

- → Utilize excess cash to fund commercial relationship loans
  - → More than 3,500 PPP Loans forgiven as of September 30, 2021, adding cash to the balance sheet
  - → Significant opportunity exists for developing long-term relationships with PPP clients new to the Bank
- → Allow CDs and wholesale deposits to run-off in favor of core deposits
  - → Utilize off-balance sheet sweep arrangements to retain the relationship while reducing cash drag
- → Ended the third quarter of 2021 with 78% loan-to-deposit ratio; Target 90% loan-to-deposit ratio in longer-term

* PPP loans are reported net of deferred fees and costs

Financial Overview: Revenue Mix—3Q'21



Net Interest Income, 72.9%
Noninterest Income, 27.1%
Other Income, 18.0%
Service Charges, 13.0%
Interchange Income, 13.5%
Mortgage Banking, 17.4%
Wealth Management, 38.1%

Opportunity to gain market share in growth markets

- Wealth management and mortgage not yet to scale in growth markets
  - → Recruit wealth management professionals and mortgage originators in growth markets
- Focus on interchange income
  - → Track card penetration and promote usage
- Continue to seek swap fee opportunities

Right People and Aligned for Success

Name/Title	Banking Experience	Joined ORRF
Thomas R. Quinn, Jr. *President & CEO*	31 years	2009
Neelesh Kalani *EVP/Chief Financial Officer*	16 years	2020
Barbara E. Brobst *EVP/Chief Human Resources Officer*	39 years	1997
Robert G. Coradi *EVP/Chief Risk Officer*	33 years	2012
Philip E. Fague *EVP/Trust and Wealth Management*	33 years	1988
Robert Fignar *EVP/Chief Retail Officer*	35 years	2018
Jeffrey S. Gayman EVP/Market President	25 years	1996
Christopher Holt EVP/Market President	32 Years	2019
David T. Hornberger EVP/Market President	35 years	2016
Zachary Khuri EVP/Market President	13 years	2019
Adam L. Metz *EVP/Chief Lending Officer*	25 years	2016
Luke Bernstein *EVP/Chief Operations & Tech. Officer*	7 years	2017
Matthew Dyckman *EVP/General Counsel*	24 years	2021
William Ziegler *EVP/Chief Credit Officer*	36 years	2021

Significant Experience

- Average 27 years of banking experience
- Average 9 years tenure at Orrstown
- Mix of newer and more seasoned employees from larger financial institutions brings diverse experience and viewpoints
- Range of "other" bank experience from GSIB's to community banks
- All Market Presidents have spent entire career in their "native market"

Compensation Aligned with Shareholder Value

- Pay for profitability, not growth
- Short term incentives: paid in cash
  - Based on achievable goals
    - ROE
    - Net Income
- Long term incentives ("LTI"): paid in stock
  - LTI earned annually
    - ROE
    - Net Income
  - 50% of LTI time vests
  - 50% of LTI granted as restricted stock units that performance vest based on ROA in year three
- All LTI's have clawback and anti-hedging provisions incorporated

Select Loan Concentration Analysis



COVID-19 Modification Experience ($ millions)
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
$198.1
$239.3
$78.4
$18.2
$7.5
$3.9
$0.3
03/20
06/20
09/20
12/20
03/21
06/21
09/21
Covid Modifications
Covid Mods As % of non-PPP Loans

Non Guarantee Outstanding Balances as of Septmeber 30, 2021	
Industry Segment	Segment Total ($000)
Hotel/Motel	50,305
Strip Center/Retail	91,223
Restaurant/Bar	30,525
Mixed Use	21,587
Commercial Construction	71,783
Multi Family CRE	115,131
Senior Housing	82,486

- Total COVID-19 loan deferrals of $0.3 million, or 0.25% of total non-guaranteed loans at September 30, 2021. This total does not include any commercial relationships.
- The Allowance for Loan Losses (ALL) to non-SBA guaranteed loans remained steady at 1.2% at September 30, 2021 and the ALL to non-accrual loans was 219% as of September 30, 2021 compared to 195% at June 30, 2021.
- Criticized loans fell to $72.1 million at September 30, 2021, down from $94.5 million at June 30, 2021.
- Total classified loans decreased by $1.8 million, or 6%, to $26.9 million from June 30, 2021 to September 30, 2021.

PPP: Generating Long-Term Opportunity

- Success in PPP serves as "proof of concept" for future growth
- Prior hires of commercial lenders and access to new clients were crucial to PPP volume

2019

- Hired 17 commercial lenders, primarily in the 2Q'19 and 3Q'19. Produced strong results.
- 4Q'19 net loan growth of $51 million, or 13% annualized; commercial loan growth of 20% annualized;
- Set the stage for a successful 2020 and beyond

2020 and Early 2021



Total PPP Loans
3,342
3,221
new client
existing client

- 6,563 PPP loans in 2020 and 2021 totaling $699.4 million
  - 49% to new clients of the Company
  - Over 50,000 jobs saved
  - Generated $25.8 million of net processing fees*
- Pivoted commercial salesforce to traditional lending business in March 2021

*At September 30, 2021, $8.6 million in net processing fees to be recognized

Mid-2021 and Beyond

- Refocused commercial lending team to generate non-PPP loans in March 2021; produced strong results.
  - 2Q'21 and 3Q'21 annualized commercial loan growth, excluding PPP, of 24% and 33%, respectively; strong commercial pipeline.
- New client PPP conversion to full relationships continues. As of September 30, 2021:
  - 67% of deposit accounts with new PPP clients remain open with approximately $135 million in deposits, more than half is Treasury Management
  - $52 million in non-PPP loans to new clients or direct affiliates. An additional $44 million in loans from referrals from new clients gained from PPP.

Value Proposition

Financial Highlights			
Line Item	**12/31/18**	**09/30/2021**	**CAGR**
Tangible Book Value per Share	$16.73	$21.98	10.4%
Quarterly Dividend Paid	$0.13	$0.19	14.8%

Shares trade at discount to peers. Company intends to use returns generated by PPP fees and balance sheet growth to invest in people and technology to:

- Improve Balance Sheet Mix
- Enhance Fee Income
- Improve Operational Efficiency
- Continue expense control

Orrstown Financial Services, Inc. (ORRF)
Peer Analysis

			Recent Market Performance (as of 12/09/2021)						
Company Name	State	Ticker	Market Value ($000)	Dividend Yield (%)	Price/LTM Earnings (x)	Price/2021 Estimated EPS (x)	Price/2022 Estimated EPS (x)	Price/ Tangible Book (%)	Core Deposit Premium Per Share (%)
ACNB Corporation	PA	ACNB	251.7	3.6	8.3	NA	NA	113.9	1.3
American National Bankshares Inc.	VA	AMNB	398.8	3.0	9.8	9.9	13.5	153.2	5.1
Arrow Financial Corporation	NY	AROW	556.7	3.0	10.7	10.9	12.3	165.0	6.2
BCB Bancorp, Inc.	NJ	BCBP	254.6	4.3	8.6	8.1	8.2	109.8	1.0
C&F Financial Corporation	VA	CFFI	178.5	3.2	6.0	NA	NA	100.7	0.1
Chemung Financial Corporation	NY	CHMG	206.9	2.8	8.3	8.3	9.6	112.2	1.1
Citizens & Northern Corporation	PA	CZNC	400.2	4.4	13.4	13.0	13.8	164.4	8.4
CNB Financial Corporation	PA	CCNE	451.7	2.6	9.7	8.6	8.4	135.1	2.6
Codorus Valley Bancorp, Inc.	PA	CVLY	205.0	2.8	12.6	NA	NA	105.1	0.5
Evans Bancorp, Inc.	NY	EVBN	213.5	3.0	8.9	9.0	12.1	130.9	2.8
First Community Bankshares, Inc.	VA	FCBC	566.3	3.2	11.2	11.1	13.3	194.7	10.5
First United Corporation	MD	FUNC	128.1	3.1	7.9	6.0	7.0	104.3	0.4
Mid Penn Bancorp, Inc.	PA	MPB	461.5	2.8	7.3	14.8	10.5	116.9	1.7
Peapack-Gladstone Financial Corporation	NJ	PGC	594.6	0.6	14.5	11.2	10.5	127.2	2.6
Penns Woods Bancorp, Inc.	PA	PWOD	169.9	5.3	11.2	NA	NA	112.6	NA
Peoples Financial Services Corp.	PA	PFIS	340.7	3.2	9.7	NA	NA	129.2	2.8
Primis Financial Corp.	VA	FRST	362.7	2.7	11.1	11.2	13.4	120.2	2.3
Shore Bancshares, Inc.	MD	SHBI	393.5	2.4	14.3	13.2	12.6	127.8	2.6
Univest Financial Corporation	PA	UVSP	846.7	2.8	8.4	9.3	12.1	145.5	4.6
Peer Median			**362.7**	**3.0**	**9.7**	**10.4**	**12.1**	**127.2**	**2.6**
Peer Average			**367.5**	**3.1**	**10.1**	**10.3**	**11.2**	**129.9**	**3.1**
Orrstown Financial Services, Inc.	**PA**	**ORRF**	**261.4**	**3.3**	**7.1**	**7.8**	**9.9**	**106.5**	**0.7**

Source: S&P Global

1. Peers as listed in Orrstown Financial Services, Inc. Proxy Statement dated March 26, 2021, excluding BMTC due to pending merger.

Note: SONA is now FRST due to name change.

Performance Ratios: 5-Year Trend

Profitability Ratios	2016	2017	2018	2019	2020	Growth 1 Year	Growth 3 Year	YTD 9/30/21
Reported								
Pre-tax Pre-provision Income ($ millions)	**8.1**	**13.4**	**15.2**	**20.5**	**37.8**	**84%**	**182%**	**32.4**
Pre-tax Pre-provision Inc / Avg Assets	0.61%	0.90%	0.89%	0.92%	1.43%			1.49%[1]
Pre-tax Pre-provision Inc / Avg Equity	5.9%	9.5%	10.2%	10.0%	16.7%			16.7%[1]
Efficiency Ratio	86%	79%	79%	79%	66%			62.4%[1]
Operating Expense / Average Assets	3.6%	3.4%	3.4%	3.5%	2.8%			2.5%[1]
Core[2]								
Pre-tax Pre-provision Income ($ millions)	**6.7**	**12.2**	**17.4**	**24.7**	**39.2**	**58%**	**220%**	
Pre-tax Pre-provision Inc / Avg Assets	0.51%	0.82%	1.02%	1.11%	1.48%			
Pre-tax Pre-provision Inc / Avg Equity	4.9%	8.7%	11.7%	12.0%	17.3%			
Efficiency Ratio	88%	80%	76%	73%	65%			
Operating Expense / Average Assets	3.6%	3.4%	3.2%	3.1%	2.8%			

1 .Annualized
2. Non-GAAP based financial measure. Please refer to the appendix for additional information. Core income statement excludes investment security gains, merger related charges and branch consolidation expenses

For Additional Information

Thomas R. Quinn, Jr.
President & CEO
tquinn@orrstown.com
717-530-2602

Neil Kalani
Chief Financial Officer
nkalani@orrstown.com
717-510-7097

Robert Coradi
Chief Risk Officer
rcoradi@orrstown.com
717-709-3039

Matthew C. Schultheis, CFA
Investor Relations
mschultheis@orrstown.com
717-510-7127

Appendix and Supplemental Information

Five Year Trends: Summary Financials

(Dollars in thousands, except per share data, unless indicated)	2020	2019	2018	2017	2016
Results of Operations:					
Tax-equivalent interest income	100,455	94,037	67,084	53,900	44,185
Interest expense	16,024	23,699	13,510	7,644	5,417
Tax-equivalent net interest income	84,431	70,338	53,574	46,256	38,768
Tax-equivalent adjustment	824	1,043	1,417	2,447	1,909
Provision for loan losses	5,325	900	800	1,000	250
Non-interest income	28,309	28,539	21,024	19,949	19,425
Non-interest expense	74,080	77,300	57,936	50,330	48,140
Income before taxes	32,511	19,634	14,445	12,428	7,894
Income taxes	6,048	2,710	1,640	4,338	1,266
Net income	26,463	16,924	12,805	8,090	6,628
Per Share Data & Market Capitalization:					
Market capitalization ($ millions)	$185.4	$253.3	$171.7	$210.8	$185.6
End of period price per share	$16.55	$22.62	$18.21	$25.25	$22.40
Net income - basic per share	$2.42	$1.63	$1.53	$1.00	$0.82
Net income - diluted per share	$2.40	$1.61	$1.50	$0.98	$0.81
Dividends declared per share	$0.68	$0.60	$0.51	$0.42	$0.35
Book value per share	$21.98	$19.93	$18.39	$17.34	$16.28
Period End Balances:					
Assets	2,750,572	2,383,274	1,934,388	1,558,849	1,414,504
Loans held for investment	1,979,690	1,644,330	1,247,657	1,010,012	883,391
Investment securities	477,028	507,069	476,686	425,305	408,124
Deposits	2,356,880	1,875,522	1,558,756	1,219,515	1,152,452
Borrowings	109,414	249,783	179,378	177,391	112,027
Shareholders' equity	246,249	223,249	173,433	144,765	134,859
Average Balances:					
Assets	2,645,847	2,225,121	1,710,597	1,488,423	1,325,150
Loans	1,928,486	1,492,815	1,100,626	944,352	833,265
Investment securities	494,372	499,617	479,517	420,583	360,355
Deposits	2,153,592	1,843,077	1,377,557	1,197,522	1,092,843
Borrowings	229,395	144,479	165,951	134,150	80,722
Shareholders' equity	226,900	206,021	149,662	141,301	137,973

Five Year Trends: Key Performance Metrics

	2020	2019	2018	2017	2016
Performance Ratios (%):					
Return on average assets	1.00	0.76	0.75	0.54	0.50
Return on average common equity	11.66	8.21	8.56	5.73	4.80
Yield on average interest-earning assets	4.09	4.59	4.20	3.90	3.61
Rate on average interest-bearing liabilities	0.80	1.35	0.99	0.65	0.53
Net interest spread	3.29	3.24	3.21	3.25	3.08
Net interest margin	3.44	3.43	3.36	3.35	3.16
Efficiency ratio	66.19	79.01	79.17	78.94	85.53
Capital Ratios (%):					
Tier 1 leverage	8.05	8.56	8.42	8.95	9.33
Common equity tier 1 to risk-weighted assets	12.48	11.33	12.03	12.11	13.30
Tier 1 capital to risk-weighted assets	12.48	11.33	12.03	12.11	13.30
Total regulatory capital to risk-weighted assets	15.55	14.07	15.56	13.29	14.55
Average equity to average assets	8.58	9.26	8.75	9.49	10.41
Credit Quality Ratios (%):					
Allowance for loan loss to loans	1.02	0.89	1.12	1.27	1.45
Nonperforming assets to assets	0.37	0.46	0.27	0.69	0.52
Net charge-offs to average loans and leases	(0.01)	0.02	(0.04)	0.10	0.13

Five Quarter Trends: Summary Financials

(Dollars in thousands, except per share data, unless indicated)	09/21	06/21	03/21	12/20	09/20
Results of Operations:					
Tax-equivalent interest income	22,419	23,877	24,125	26,617	24,423
Interest expense	1,571	1,755	2,074	2,697	3,398
Tax-equivalent net interest income	20,848	22,122	22,051	23,920	21,025
Tax-equivalent adjustment	228	221	196	192	207
Provision (credit) for loan losses	365	625	(1,000)	300	2,200
Non-interest income	7,651	6,664	7,544	7,181	6,861
Non-interest expenses	19,035	17,033	17,783	18,080	19,265
Income before taxes	8,871	10,907	12,616	12,530	6,214
Income taxes	1,679	2,131	2,409	2,471	1,237
Net income	7,192	8,776	10,207	10,059	4,977
Per Share Data & Market Capitalization:					
Market capitalization ($ millions)	$262.2	$259.8	$250.9	$185.4	$143.4
End of period price per share	$23.40	$23.07	$22.30	$16.55	$12.80
Net income - basic per share	$0.66	$0.80	$0.93	$0.92	$0.45
Net income - diluted per share	$0.65	$0.79	$0.92	$0.91	$0.45
Dividends declared per share	$0.19	$0.18	$0.18	$0.17	$0.17
Book value per share	$23.97	$23.61	$22.62	$21.98	$20.78
Period End Balances:					
Assets	2,870,182	2,912,717	2,963,534	2,750,572	2,781,667
Loans held for investment	1,939,764	1,945,383	2,045,021	1,979,690	2,029,870
Investment securities	452,069	460,093	417,997	477,028	490,934
Deposits	2,502,108	2,494,100	2,547,089	2,356,880	2,279,483
Borrowings	61,546	112,641	112,654	109,414	232,707
Shareholders' equity	268,569	265,938	254,448	246,249	232,847
Average Balances:					
Assets	2,926,674	2,931,559	2,829,824	2,733,145	2,771,506
Loans	1,919,926	2,014,600	2,033,219	2,015,749	2,054,193
Investment securities	464,417	438,110	468,273	486,613	496,107
Deposits	2,518,493	2,522,907	2,431,915	2,272,941	2,231,962
Borrowings	100,587	112,237	111,361	187,508	272,593
Shareholders' equity	269,185	258,854	250,304	236,480	229,621

Five Quarter Trends: Key Performance Indicators

(Percent unless indicated)	09/21	06/21	03/21	12/20	09/20
Performance Ratios (%):					
Return on average assets	0.98	1.20	1.44	1.47	0.72
Return on average common equity	10.69	13.56	16.31	17.01	8.67
Yield on average interest-earning assets	3.26	3.49	3.70	4.15	3.76
Rate on average interest-bearing liabilities	0.30	0.34	0.42	0.52	0.65
Net interest spread	2.96	3.15	3.28	3.63	3.12
Net interest margin	3.03	3.24	3.38	3.73	3.24
Efficiency ratio	67.33	59.63	60.49	58.49	69.60
Capital Ratios (%):					
Tier 1 leverage	8.25	8.02	8.07	8.05	7.81
Common equity tier 1 to risk-weighted assets	12.78	12.72	13.16	12.48	12.01
Tier 1 capital to risk-weighted assets	12.78	12.72	13.16	12.48	12.01
Total regulatory capital to risk-weighted assets	15.63	15.61	16.23	15.55	15.04
Average equity to average assets	9.20	8.83	8.85	8.65	8.29
Credit Quality Ratios (%):					
Allowance for loan loss to loans	1.03	1.00	0.93	1.02	0.97
Nonperforming assets to assets	0.32	0.34	0.33	0.37	0.28
Net charge-offs to average loans and leases	(0.05)	0.04	0.04	(0.03)	(0.00)

Performance Trends


Reported: Net Interest Margin (%)
3.80
3.60
3.40
3.20
3.00
2.80
3.35
3.36
3.43
3.44
3.21
2017
2018
2019
2020
YTD 09/21
ORRF
Peers


Reported: Net Interest Margin (%)
3.80
3.60
3.40
3.20
3.00
2.80
3.24
3.73
3.38
3.24
3.03
09/20
12/20
03/21
06/21
09/21
ORRF
Peers


Efficiency Ratio (%)
90.00
80.00
70.00
60.00
50.00
40.00
78.94
79.17
79.01
66.19
62.45
2017
2018
2019
2020
YTD 09/21
ORRF
Peers


Efficiency Ratio (%)
80.00
70.00
60.00
50.00
40.00
69.60
58.49
60.49
59.63
67.33
09/20
12/20
03/21
06/21
09/21
ORRF
Peers

Performance Trends (continued)



Reported: ROAA (%)
1.20
1.00
0.80
0.60
0.40
0.54
0.75
0.76
1.00
1.21
2017
2018
2019
2020
YTD 09/21
ORRF
Peers



Reported: ROAA (%)
2.00
1.50
1.00
0.50
0.00
0.72
1.47
1.44
1.20
0.98
09/20
12/20
03/21
06/21
09/21
ORRF
Peers



Reported: ROAE (%)
15.00
10.00
5.00
0.00
5.73
8.56
8.21
11.66
13.49
2017
2018
2019
2020
YTD 09/21
ORRF
Peers



Reported: ROAE (%)
20.00
15.00
10.00
5.00
0.00
8.67
17.01
16.31
13.56
10.69
09/20
12/20
03/21
06/21
09/21
ORRF
Peers

Capital Trends



Leverage Ratio (%)
9.50
9.00
8.50
8.00
7.50
8.95
8.42
8.56
8.05
8.25
2017
2018
2019
2020
YTD 09/21
ORRF
Peers



Leverage Ratio (%)
8.50
8.30
8.10
7.90
7.70
7.50
7.81
8.05
8.07
8.02
8.25
09/20
12/20
03/21
06/21
09/21
ORRF
Peers



Tier 1 Ratio (%)
13.50
13.00
12.50
12.00
11.50
11.00
10.50
12.11
12.03
11.33
12.48
12.78
2017
2018
2019
2020
YTD 09/21
ORRF
Peers



Tier 1 Ratio (%)
13.50
13.00
12.50
12.00
11.50
11.00
12.01
12.48
13.16
12.72
12.78
09/20
12/20
03/21
06/21
09/21
ORRF
Peers

Asset Quality Trends



NPAs/ Assets (%)
0.80
0.60
0.40
0.20
0.00
0.69
0.27
0.46
0.37
0.32
2017
2018
2019
2020
YTD 09/21
ORRF
Peers



NPAs/ Assets (%)
0.60
0.50
0.40
0.30
0.20
0.10
0.00
0.28
0.37
0.33
0.34
0.32
09/20
12/20
03/21
06/21
09/21
ORRF
Peers



Reserves/ Loans Held For Investment (%)
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
1.27
1.12
0.89
1.02
1.03
2017
2018
2019
2020
YTD 09/21
ORRF
Peers



Reserves/ Loans Held For Investment (%)
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
0.97
1.02
0.93
1.00
1.03
09/20
12/20
03/21
06/21
09/21
ORRF
Peers

Income Statement Trends

dollars in millions **Income Statement**	**2016**	**2017**	**2018**	**2019**	**2020**	**Growth 1 Year**	**Growth 3 Year**
Net Interest Income	36.5	43.8	52.2	69.3	83.6	21%	91%
Non-Interest Income	18.3	18.8	20.0	23.8	28.3	19%	51%
Net Securities Gains	1.4	1.2	1.0	4.7	0.0	(100%)	-101%
Total Revenue	**56.3**	**63.8**	**73.2**	**97.8**	**111.9**	**14%**	**76%**
Non-Interest Expense	48.1	50.3	54.7	68.3	72.8	6%	45%
Merger & Consolidation Charges	0.0	0.0	3.2	9.0	1.3	(85%)	NM
Total Expenses	**48.1**	**50.3**	**57.9**	**77.3**	**74.1**	**(4%)**	**47%**
Provision for Loan Losses	0.3	1.0	0.8	0.9	5.3	492%	433%
Pretax Income	**7.9**	**12.4**	**14.4**	**19.6**	**32.5**	**66%**	**162%**
Net Income	**6.6**	**8.1**	**12.8**	**16.9**	**26.5**	**56%**	**227%**

in dollars							
Core Revenue[1]	54.9	62.6	72.2	93.1	111.9	20%	79%
Core Expense[1]	48.1	50.3	54.7	68.3	72.8	6%	45%
Core Pre-tax Pre-provision Income	**6.7**	**12.2**	**17.4**	**24.7**	**39.2**	**58%**	**220%**
per diluted share							
Core Revenue[1]	6.74	7.61	8.45	8.85	10.14	15%	33%
Core Expense[1]	5.91	6.12	6.41	6.50	6.60	1%	8%
Core Pre-tax Pre-provision Income	**0.83**	**1.49**	**2.04**	**2.35**	**3.55**	**51%**	**139%**
(000's)							

1 Non-GAAP based financial measure. Please refer to the slide 31 for additional information. Core income statement measures exclude investment security gains, merger related charges and branch consolidation expenses.

Balance Sheet Trends & Select Loan Metrics

dollars in millions Loan Portfolio Mix	2016	2017	2018	2019	2020	Growth 1 Year	Growth 3 Year
Total Gross Loans	**886**	**1,016**	**1,251**	**1,654**	**1,991**	**20%**	**96%**
Residential Mortgage	16%	16%	19%	20%	12%		
Home Equity	15%	14%	12%	11%	8%		
Other Consumer	1%	2%	3%	3%	1%		
Total Consumer Loans	**32%**	**33%**	**34%**	**34%**	**22%**		
Construction Loans	**3%**	**3%**	**4%**	**3%**	**3%**		
Commercial Real Estate	49%	49%	45%	46%	41%		
Commercial & Industrial	10%	11%	13%	13%	33%		
Other Commercial	6%	4%	4%	3%	1%		
Total Commercial Loans	**65%**	**64%**	**62%**	**62%**	**75%**		
Total Loans (HFI)	**100%**	**100%**	**100%**	**100%**	**100%**		

dollars in millions Deposit Portfolio Mix	2016	2017	2018	2019	2020	Growth 1 Year	Growth 3 Year
Total Deposits	**1,152**	**1,220**	**1,559**	**1,876**	**2,357**	**26%**	**93%**
Non-Interest DDA	13%	13%	13%	13%	19%		
Interest DDA	39%	39%	36%	33%	38%		
Total DDA	**52%**	**52%**	**49%**	**46%**	**57%**		
Money Market & Savings	23%	25%	26%	26%	26%		
Total Core Deposits	**74%**	**78%**	**75%**	**72%**	**83%**		
CD	26%	22%	25%	28%	17%		
Total Deposits	**100%**	**100%**	**100%**	**100%**	**100%**		

Capital Adequacy

dollars in millions						Growth	Growth
Capital Adequacy	**2016**	**2017**	**2018**	**2019**	**2020**	**1 Year**	**3 Year**
Tier 1 Capital	$127.0	$138.8	$160.1	$196.5	$217.6	11%	57%
Tier 2 Capital	$ 12.0	$ 13.6	$ 46.9	$ 47.6	$ 53.6	13%	294%
Total Regulatory Capital	**$139.0**	**$152.4**	**$207.0**	**$244.0**	**$271.2**	**11%**	**78%**
Tier 1 Leverage Ratio	9.3%	9.0%	8.4%	8.6%	8.1%		
Common Equity Tier 1 Ratio	13.3%	12.1%	12.0%	11.3%	12.5%		
Tier 1 Capital Ratio	13.3%	12.1%	12.0%	11.3%	12.5%		
Total Risk Based Capital Ratio	14.6%	13.3%	15.6%	14.1%	15.6%		

ESG Initiatives and Focus

Environmental	Social	Governance
General Philosophy Environmental responsibility is in alignment with strong business practices and our core values. Being good stewards of the environment, reducing energy consumption and eliminating waste through proactive and conscious planning reduces costs, enhances our profitability and helps mitigate negative environmental impacts.	**General Philosophy** As a community bank, caring for our communities is not a policy, it's part of our DNA and our social responsibilities are included in our mission statement and core values.	**General Philosophy** • Our Governance worldview is best summarized in our Mission statement: We create value for our shareholders by providing outstanding client experiences through community engagement and local decisions from people you know and trust. • Our Board actively assesses the Company's strategic direction, growth, financial performance, and risks • We work to align executive compensation with building a company for the long-term benefit of shareholders
Examples of Impact • Strategic focus on alternative energy (Solar) lending • Recycling programs at all facilities • No direct exposure to fracking or fossil fuel extraction industry	• Top down focus on Diversity, Equity, and Inclusion efforts and meaningful impacts • First time homebuyer program and outreach • Launched BankOn certified checking account for un-banked/underbanked outreach • Outperformed peers with PPP lending efforts in 2020-2021 • Participant in Baltimore's Healthy Neighborhoods program • Significant volunteer activity and leadership of socially conscious community organizations • Feet-on-the-ground approach to disaster relief. Filled, drove, and delivered full tractor trailer loads of needed supplies for three different recent hurricanes in Texas, the Carolinas, and the Florida Keys area	Board Composition: • 90% of Board members are independent directors; some live outside the Company's market and bring considerable industry knowledge • 20% of independent directors are women Executive Compensation: • All bonuses have clawback features • Supplemental Executive Retirement Plans (SERPs) are funded through whole life insurance policies on which the Company earns a return and is the beneficiary

Summary Financial Trends

dollars in millions (except for per share information) **Summary Trends** (as of and for the year ended December 31,)	**2016**	**2017**	**2018**	**2019**	**2020**	**Growth 1 Year**	**Growth 3 Year**
Assets	$1,415	$1,559	$1,934	$2,383	$2,751	15%	76%
Net Loans	873	1,003	1,237	1,630	1,960	20%	95%
Deposits	1,152	1,220	1,559	1,876	2,357	26%	93%
Equity	135	145	173	223	246	10%	70%
Tangible Book Value / Share[1]	16.15%	17.22%	16.73%	17.66%	19.93%	13%	16%
Diluted Earnings / Share	$0.81	$0.98	$1.50	$1.61	$2.40	49%	145%
Dividend / Share	$0.35	$0.42	$0.51	$0.60	$0.68	13%	62%
Market Capitalization	$186	$211	$172	$253	$185	(27%)	(12%)
Employees	319	330	376	450	418	(7%)	(27%)

1. Non-GAAP based financial measure. Please refer to slide 31 for additional information

GAAP to Non-GAAP Reconciliation

APPENDIX - Supplemental Reporting of Non-GAAP Measures and GAAP to Non-GAAP Reconciliations

Management believes providing certain "non-GAAP" financial information will assist investors in their understanding of the effect of acquisition activity on reported results, particularly to overcome comparability issues related to the influence of intangibles (principally goodwill) created in acquisitions. Management also believes providing certain other "non-GAAP" financial information will assist investors in their understanding of the effect on recent financial results of non-recurring charges associated with increasing operational efficiencies for the long-term, and provide investors with clarity on its allowance for loan losses to total loans ratio. The Company believes that excluding SBA PPP loans, due to its credit enhancement, from loans held for investment is useful to investors due to the size and effect on the total and ratio.

Tangible book value per share, various core earnings measures and allowance to non-SBA guaranteed loans, as used by the Company in this presentation, are determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"). While we believe this information is a useful supplement to GAAP based measures presented in this presentation, readers are cautioned that this non-GAAP disclosure has limitations as an analytical tool, should not be viewed as a substitute for financial measures determined in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of our results and financial condition as reported under GAAP, nor are such measures necessarily comparable to non-GAAP performance measures that may be presented by other companies. This supplemental presentation should not be construed as an indication that our future results will be unaffected by similar adjustments to be determined in accordance with GAAP.

GAAP to Non-GAAP Reconciliation (continued)

($ in millions, except per share data)

Non GAAP Financial Measure Reconciliation

Reported	2016	2017	2018	2019	2020
Net Interest Income	36.5	43.8	52.2	69.3	83.6
Plus Non-Interest Income	19.7	19.9	21.0	28.5	28.3
Total Revenue (A)	**56.3**	**63.8**	**73.2**	**97.8**	**111.9**
Total Non-Interest Expense (B)	**48.1**	**50.3**	**57.9**	**77.3**	**74.1**
Efficiency Ratio (B / A)	86%	79%	79%	79%	66%

Income Statement / Diluted Share	2016	2017	2018	2019	2020
Core Revenue (C)	54.9	62.6	72.2	93.1	111.9
Core Non-Interest Expense (D)	48.1	50.3	54.7	68.3	72.8
Core Pre-tax pre-provision Income (C - D)	**6.7**	**12.2**	**17.4**	**24.7**	**39.2**
Diluted Shares (E)	8.1	8.2	8.5	10.5	11.0
Core Revenue / Diluted Share (C / E)	6.74	7.61	8.45	8.85	10.14
Core Non-Interest Expense / Diluted Share (D / E)	5.91	6.12	6.41	6.50	6.60
Core Pre-tax Pre-provision Income / Diluted Share (C - D)	**0.83**	**1.49**	**2.04**	**2.35**	**3.55**

Core	2016	2017	2018	2019	2020
Net Interest Income	36.5	43.8	52.2	69.3	83.6
Plus Non-Interest Income	19.7	19.9	21.0	28.5	28.3
Minus Security Gains	-1.4	-1.2	-1.0	-4.7	0.0
Total Core Revenue (C)	**54.9**	**62.6**	**72.2**	**93.1**	**111.9**
Non-Interest Expense	48.1	50.3	57.9	77.3	74.1
Minus Branch Consolidation & Merger Exp	0.0	0.0	-3.2	-9.0	-1.3
Total Core Non-Interest Expense (D)	**48.1**	**50.3**	**54.7**	**68.3**	**72.8**
Core Efficiency Ratio (D / C)	88%	80%	76%	73%	65%

Tangible Book Value	2016	2017	2018	2019	2020
Total Shareholders Equity	134.9	144.8	173.4	223.2	246.2
Minus Goodwill	-0.8	-0.8	-12.6	-19.9	-18.7
Minus Intangible Assets	-0.2	-0.2	-3.1	-5.6	-4.2
Tangible Book Value (F)	**133.8**	**143.8**	**157.7**	**197.8**	**223.3**
Ending Period Shares (G)	**8.3**	**8.3**	**9.4**	**11.2**	**11.2**
Tangible Book Value / Share (F / G)	*16.15*	*17.22*	*16.73*	*17.66*	*19.93*

GAAP to Non-GAAP Reconciliation (continued)

($ in thousands)

Efficiency Ratio Reconciliation	9/30/2021	6/30/2021	3/31/2021	12/31/2020	9/30/2020
Non-interest expense (A)	$ 19,035	$ 17,033	$ 17,783	$ 18,080	$ 19,265
Net interest income (B)	20,620	21,901	21,855	23,728	20,818
Non-interest income (C)	7,651	6,664	7,544	7,181	6,861
Total revenue (B+C) = D	28,271	28,565	29,399	30,909	27,679
Efficiency ratio (A / D)	67.33%	59.63%	60.49%	58.49%	69.60%

Efficiency Ratio Reconciliation	2020	2019	2018	2017	2016
Non-interest expense (A)	$ 74,080	$ 77,300	$ 57,935	$ 50,330	$ 48,140
Net interest income (B)	83,607	69,295	52,156	43,809	36,545
Non-interest income (C)	28,309	28,539	21,024	19,949	19,739
Total revenue (B+C) = D	111,916	97,834	73,180	63,758	56,284
Efficiency ratio (A / D)	66.19%	79.01%	79.17%	78.94%	85.53%

Allowance to Non-SBA Guaranteed Loans	9/30/2021	6/30/2021
Allowance for loan losses (A)	$ 19,965	$ 19,381
Gross loans (B)	1,939,764	1,945,383
SBA guaranteed loans (C)	261,138	356,905
Non-SBA guaranteed loans (B - C) = D	1,678,626	1,588,478
Allowance to non-SBA guaranteed loans (A / D)	1.2%	1.2%